POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS:

              WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

              WHEREAS, the undersigned is a Trustee and officer of the Trust;

              NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 1993.

                                           /S/
                                           DAVID L. MANZLER, SR., Trustee, Vice
                                           President and Secretary


STATE OF OHIO                                )
                                             )               ss:
COUNTY OF HAMILTON              )

              Before me, a Notary Public, in and for said county and state, personally appeared DAVID L. MANZLER, SR. known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

              WITNESS my hand and official seal this 11th day of August, 1993.


                                           /S/  JANICE RHODENBAUGH
                                           Notary Public

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS:

              WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

              WHEREAS, the undersigned is a Trustee and officer of the Trust;

              NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 1993.



                                                /S/
                                                DAVID L. MANZLER, JR., Trustee,
                                                President and Treasurer


STATE OF OHIO                                   )
                                                )            ss:
COUNTY OF HAMILTON                 )

              Before me, a Notary Public, in and for said county and state, personally appeared DAVID LEE MANZLER, JR., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

              WITNESS my hand and official seal this 11th day of August, 1993.


                                               /S/ JANICE RHODENBAUGH
                                               Notary Public

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS:

              WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

              WHEREAS, the undersigned is a Trustee of the Trust;

              NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 1993.


                                               /S/
                                               WALTER E. BOWLES, III, Trustee

STATE OF OHIO                                     )
                                                  )          ss:
COUNTY OF HAMILTON                       )

              Before me, a Notary Public, in and for said county and state, personally appeared WALTER E. BOWLES, III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

              WITNESS my hand and official seal this 11th day of August, 1993.


                                                 /S/ JANICE RHODENBAUGH
                                                 otary Public

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS:

              WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

              WHEREAS, the undersigned is a Trustee of the Trust;

              NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 1993.


                                               /S/
                                               ROBERT W. BUECHNER, Trustee

STATE OF OHIO                                      )
                                                   )        ss:
COUNTY OF HAMILTON                    )

              Before me, a Notary Public, in and for said county and state, personally appeared ROBERT W. BUECHNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

              WITNESS my hand and official seal this 11th day of August, 1993.

                                               /S/  JANICE RHODENBAUGH
                                               Notary Public

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS:

              WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

              WHEREAS, the undersigned is a Trustee of the Trust;

              NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of October 1997.

                                               /S/
                                               ANTHONY J. SCHEMENT, Trustee

STATE OF OHIO                                     )
                                                  )         ss:
COUNTY OF HAMILTON                   )

              Before me, a Notary Public, in and for said county and state, personally appeared ANTHONY J. SCHEMENT, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

              WITNESS my hand and official seal this 7th day of October 1997.


                                               /S/  SCOTT R. MALLEN
                                               Notary Public

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS:

              WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

              WHEREAS, the undersigned is a Trustee of the Trust;

              NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of October 1997.


                                               /S/
                                               DAVID J. ORTH, Trustee

STATE OF OHIO                                  )
                                               )             ss:
COUNTY OF HAMILTON                )

              Before me, a Notary Public, in and for said county and state, personally appeared DAVID J. ORTH, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

              WITNESS my hand and official seal this 7th day of October 1997.


                                               /S/  SCOTT R. MALLEN
                                               Notary Public